Fees Summary	Nov. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,856,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,361.11
Total Offset Amount	0.00
Net Fee	$ 1,361.11
Final Prospectus	false